UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
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      Date of Report (Date of earliest event reported): September 30, 2005

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of Registrant as specified in its charter)

                            Retail HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

         DELAWARE                     001-16369                   13-5674085
(State or other jurisdiction    Commission File Number         (I.R.S. Employer
     of incorporation)                                       Identification No.)
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                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                          (212) 449-1000 (Registrant's
                     telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.     Other Events

In connection with a merger of May Department Stores Co. (NYSE: "MAY") and Federated Department Store (NYSE: "FD"), two constituents of the Retail HOLDRS Trust, May Department Stores Co. will no longer be an underlying constituent of the Retail HOLDRS Trust. The Bank of New York received 1.869 shares of Federated Department Store and $106.5 in cash payments for the 6 shares of May Department Stores Co. common stock per 100 share round lot of the Retail HOLDRS. On September 8, The Bank of New York distributed the cash at a rate of $1.065 per depositary share of "RTH".

Item 9.01.     Financial Statements and Exhibits

               (c)     Exhibits

                       99.1 Retail HOLDRS Trust Prospectus Supplement dated September 30, 2005 to Prospectus dated
                                October 25, 2004.







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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MERRILL LYNCH, PIERCE, FENNER
                                         & SMITH INCORPORATED


Date:  November 9, 2005                By: /s/ Satyanarayan R. Chada
                                         -----------------------------------
                                         Name:    Satyanarayan R. Chada
                                         Title:   First Vice President



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                                  EXHIBIT INDEX

Number and Description of Exhibit


(99.1) Retail HOLDRS Trust Prospectus Supplement dated September 30, 2005 to Prospectus dated October 25, 2004.



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